UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2026

RUM GROUP Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On August 23, 2026, in connection with a commercial agreement entered into between an affiliate of RUM Group Inc. (the “Company”) and an unaffiliated U.S.-based third party cloud customer (the “Customer”) governing the Customer’s purchase of access to GPUs and GPU services at the Company’s Maysville, GA site that is currently under development (the “Commercial Agreement”), the Company and the Customer entered into a binding term sheet (the “Warrant Term Sheet”) setting forth the material terms and conditions relating to the issuance by the Company to the Customer of a warrant (the “Warrant”) to purchase up to an aggregate of 50,808,408 shares of Class A common stock of the Company (the “Warrant Shares”) at an exercise price of $0.01 per share, subject to the vesting terms described below. The parties will negotiate in good faith and enter into a definitive Warrant agreement consistent in all material respects with the Warrant Term Sheet.

Under the Commercial Agreement, subject to the terms and conditions thereof, the Customer has agreed to purchase GPU services at the Company’s Maysville, GA site in three tranches representing a total order value of approximately $13.7 billion spread evenly across the three tranches; provided that, with respect to the third tranche, the Customer must first review and, if acceptable to the Customer in its reasonable discretion, approve the Company’s proposed delivery date for such third tranche for any obligations or liabilities with respect to such tranche to apply. The Commercial Agreement has a term of six years. The Warrant Shares under the Warrant vest in tranches tied to the Customer’s purchases under the Commercial Agreement and any Expansion Agreement (as defined below). The initial 50% of the Warrant Shares vest in three tranches of 16.67% each upon the Customer’s purchase of the three respective tranches described above.

In the event the Customer and the Company (prior to the expiration of the term of the Commercial Agreement) enter into one or more new commercial agreements providing for the delivery of additional GPU services (an “Expansion Agreement”), the remaining 50% of the Warrant Shares are eligible to vest in five expansion tranches of 10% each. If all such five expansion tranches vest, the Customer will have purchased GPU services under the Expansion Agreement in excess of two-and-a-half times the total amount delivered in the first three tranches described above. The unvested portion of the Warrant will terminate upon expiration or termination of the Commercial Agreement or Expansion Agreement, as applicable, or upon a material uncured payment breach by the Customer.

The Warrant is exercisable after the date of issuance until the 10th anniversary thereof by cash payment only. No net settlement or cashless exercise is permitted. The Warrant may not be transferred other than to controlled affiliates of the Customer without the Company’s consent. The Warrant Shares are freely tradeable, subject to securities laws and limitations on transfers to any known competitors of the Company, activist investors, or non-passive investors that will hold at least 10% of the outstanding shares of Class A common stock at the time of or as a result of such transfer. As contemplated by the Warrant Term Sheet, the Company and the Customer will enter into a registration rights agreement pursuant to which the Company will be required to file a resale registration statement on Form S-3 covering the Warrant Shares within 30 days following the first exercise of the Warrant, subject to customary blackout periods, and the Customer will have customary piggyback registration rights. Exercise of the Warrant is subject to applicable antitrust requirements.

The Warrant is being issued, and the Warrant Shares are expected to be issued, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant, which will be filed as an Exhibit to the Company’s periodic report for the period in which such definitive Warrant is entered into by the parties and incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Commercial Agreement, the Company is supplementing its risk factor disclosure contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 5, 2026, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the Securities and Exchange Commission on August 10, 2026, and the Company’s Registration Statement on Form S-4 (File No. 333-295008), which was initially filed with the Securities and Exchange Commission on April 13, 2026 and subsequently declared effective on April 14, 2026, as follows:

Our performance under the Commercial Agreement will require substantial capital investment, and our inability to obtain sufficient financing on acceptable terms could materially and adversely affect our business, financial condition and results of operations.

To perform our obligations under the Commercial Agreement, we will be required to develop, construct and operate a data center facility and acquire substantial quantities of GPUs and other related equipment and infrastructure. These activities are highly capital intensive, and we expect to finance a substantial portion of the required expenditures through additional debt and/or equity financing. We do not currently have financing to fund these expenditures, and our obligations under the Commercial Agreement are not subject to any financing condition or contingency. Accordingly, we will remain obligated to perform under the Commercial Agreement even if we are unable to obtain the necessary financing when needed on acceptable terms, or at all.

Given the capital-intensive nature of data center development, construction and operation, our financing needs may be substantial and recurring. The availability and cost of financing could be adversely affected by, among other factors, prevailing interest rates, inflation, monetary policy, credit-market conditions, our operating performance and financial condition, and the perceived risks associated with the project. Additional debt financing could increase our leverage, debt-service obligations and refinancing risk, negatively affect our credit ratings and cost of capital, and impose restrictive covenants on our operations. Equity financing could result in significant dilution to our existing stockholders. If we are unable to obtain sufficient financing on acceptable terms, we may be unable to complete the facility, acquire the necessary GPUs and related equipment, meet applicable delivery milestones or otherwise timely perform our obligations under the Commercial Agreement. Any such failure by us to perform could subject us to contractual remedies and credits, late delivery discounts, and other adjustments specified under the Commercial Agreement and expose us to potential significant claims for damages and other liabilities that we may not be able to satisfy on a timely basis, if at all, and materially and adversely affect our business, financial condition, results of operations and liquidity.

Even if financing is available, the project remains subject to substantial development, construction, procurement, operational and regulatory risks, including construction delays and budget overruns; increased prices for, or limited availability of, raw materials, building supplies, and long-lead-time equipment; the availability and cost of skilled construction labor, and labor disputes or work stoppages involving our contractors and subcontractors; unanticipated environmental, geological, or other site-specific conditions; delays in, or the failure to obtain, necessary entitlements, permits, and approvals, including zoning, siting, land use, building, environmental, water, and utility permits and interconnection or other approvals from public agencies and utility companies; the availability of sufficient electrical power and related transmission and distribution infrastructure on commercially reasonable terms and within our anticipated timelines; public or community opposition; and regulatory changes. Any of these risks could delay, increase the cost of or prevent completion of the project and impair our ability to perform under the Commercial Agreement. For additional information, see the risk factor titled “Our development and construction of new data center facilities involves significant risks, including increasing public and community opposition to data center development and exposure to a highly-evolving regulatory landscape, which could delay, increase the cost of, or prevent the completion of our planned projects and subject us to potential legal liabilities” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Forward-Looking Statements

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements regarding the development of the Company’s Maysville, GA site, the financing thereof and our ability to complete the development of the site and perform our obligations under the Commercial Agreement. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this Form 8-K are based on our current beliefs and expectations of our management as of the date of this Form 8-K. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include: the risk factors set forth under Item 8.01 of this Form 8-K which are incorporated herein by reference; the Northern Data business combination, including the success of the business following the transaction; the ability to successfully integrate Rumble’s and Northern Data’s businesses; risks related to disruption of management time from ongoing business operations due to the transaction; the risk that the transaction can negatively impact the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post combination company may not be able to effectively compete, including through product improvements and development; the risk that Rumble, Northern Data or the post-combination company may not be able to meet surging AI compute demand by establishing business relationships with hyperscalers; risks relating to our development and construction of new data center facilities, including increasing public and community opposition to data center development and exposure to a highly-evolving regulatory landscape, which could delay, increase the cost of, or prevent the completion of our planned projects and subject us to potential legal liabilities; the risk that the cloud, video, and content delivery network capabilities of Rumble, Northern Data or the post-combination company may not be sufficient to attract and continue to attract interest from system integrators and content creators and to create powerful funnel partnership opportunities for the combined platform; the risk that Rumble, Northern Data or the post combination company may not be able to accelerate delivery of next-generation cloud solutions and AI applications; risks that the growth strategy of the combined business may require a significant amount of debt financing, which may be available on unfavorable terms, if at all, and risks relating to the ability of the combined business to service such debt obligations; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; weakened global economic conditions may affect our business and operating results; our limited operating history makes it difficult to evaluate our business and prospects; we may not grow or maintain our active user base, and may not be able to achieve or maintain profitability; we may fail to maintain adequate operational and financial resources; we may be unsuccessful in attracting new users to our mobile and connected TV offerings; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets may adversely affect our business and operating results; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; new technologies have been developed that are able to block certain online advertisements or impair our ability to deliver advertising, which could harm our operating results; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating online video sharing platforms, other online platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business, financial performance, and operating results; we may become subject to newly enacted laws and regulations that restrict or moderate content on the internet; we are exposed to significant regulatory, operational, compliance, privacy, and legal risks related to age restriction or verification requirements and children’s online safety laws contemplated or enacted in various U.S. states and foreign jurisdictions; paid endorsements by our content creators may expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; we have incurred and will incur significantly increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this Form 8-K to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUM Group Inc.

Date: August 24, 2026	By:	/s/ Michael Masci
	Name:	Michael Masci
	Title:	Chief Financial Officer

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